MERRILL LYNCH
                                                              LATIN AMERICA
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                                              Annual Report
                                                              November 30, 2000

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of November 30, 2000

A map illustrating the following percentages:

MEXICO                               49.6%
VENEZUELA                             2.5%
COLOMBIA                              1.9%
PERU                                  1.6%
BRAZIL                               38.0%
ARGENTINA                             1.0%
CHILE                                 3.2%

* Total may not equal 100% and does not include short-term securities.

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

DEAR SHAREHOLDER

For the six-month period ended November 30, 2000, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -5.42%, -5.93%, -5.93% and -5.59%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) The Fund's returns were better than the -9.73% total return of the unmanaged Morgan Stanley Capital International (MSCI) Latin America Free Index and the -10.18% median return of the Lipper Latin American Funds Average, the Fund's peer group, for the same period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Latin America Free Index, unless otherwise noted, and are for the six-month period ended November 30, 2000.)

Fiscal Year in Review

For the fiscal year ended November 30, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +3.04%, +1.94%, +1.90% and +2.71%, respectively. This compared favorably with the -7.86% total return of the MSCI Latin America Free Index and the -6.00% median return of the Lipper Latin American Funds Average. The Fund's above-average performance during the fiscal year was largely attributed to our stock investments in Brazil, particularly an overweighting in telecommunications companies throughout most of the period, and to our equity investments in Mexico, where we maintained a large weighting in media stocks. The Fund's underweighted position in Argentina, with just 1% of net assets in this market throughout the period, also benefited performance, as we were able to limit the effect of its negative results.

Investment Overview

Like other emerging markets, Latin American markets have taken their cue over the past 12 months from the NASDAQ Composite Index. Last year, telecommunications and media stocks rallied as "Internet plays." However, during the past six months, a broader spectrum of stocks declined with the NASDAQ. The common driver of these movements since spring has been investors' growing aversion to risk. This sentiment was fueled by a myriad of fears, including those of a hard landing of the US economy, the continuation of high interest rates and a drop-off in information technology investments.

While both emerging markets and the NASDAQ declined more than 23% during the six months ended November 30, 2000, Latin American markets declined less than 10% over the same period. Consequently, the valuation disparities that earlier in the year had made Latin American stocks attractive became less compelling. This was particularly true with regard to Brazilian telecommunications stocks and, as a result, we substantially reduced our overweighted positions in these companies.

The past six months have also been marked by escalating concerns with regard to Argentina. The issues focus specifically on the country's fiscal deficit, the sustainability of its currency regime, and its ability to meet debt payments in the context of very weak domestic growth and rising interest rates. The Argentinean market declined 20.54% over the six months ended November 30, 2000. Because we held only a small portion of the Fund's assets in Argentina, we were able to avoid any direct repercussions. Argentina's neighbor and dominant trading partner, Brazil, was indirectly affected by troubled Argentina, causing that country's stock market to decline 12.60%. However, the impact on the Fund was muted by the outperformance of our stock holdings in Brazil.

During market corrections, we had the opportunity to accumulate stocks whose prices we believe have been unjustifiably punished. During this period, we identified and invested in a number of such bargains. One example is Pepsi-Gemex SA, a Pepsi bottler in Mexico and Pepsi's largest bottler outside the United States. Gemex has acquired several Pepsi franchises, which, in our view, enables it to benefit from a national beverage platform. We also added Companhia de Bebidas das Americas, the dominant brewer in Brazil and the third-largest beer company in the world. This stock, in which the Fund has combined holdings of 2.8% of net assets, is one of the best-performing stocks in the region.

We increased our investment in Petroleo Brasileiro SA--Petrobras, a company we like because we believe that it has one of the highest production growth profiles of any major integrated oil company in the world and because it is in the early stages of a major corporate restructuring and cost-rationalization program. In our view, these attributes should support the company's cash flow and earnings growth regardless of the price of oil.

In Conclusion

Although we anticipate continued volatility in Latin American markets, we will seek to maintain the Fund's positive performance through a strict adherence to our disciplined, value-oriented approach to stock selection. We thank you for your continued interest in Merrill Lynch Latin America Fund, Inc., and we look forward to updating you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Grace Pineda

Grace Pineda
Senior Vice President and
Portfolio Manager

December 22, 2000

PROXY RESULTS

During the six-month period ended November 30, 2000, Merrill Lynch Latin America Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted
                                                                                    For
----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        Terry K. Glenn                 15,442,016
                                                  Ronald W. Forbes               15,436,427
                                                  Cynthia A. Montgomery          15,395,534
                                                  Charles C. Reilly              15,429,053
                                                  Kevin A. Ryan                  15,393,527
                                                  Roscoe S. Suddarth             15,395,623
                                                  Richard R. West                15,397,984
                                                  Arthur Zeikel                  15,430,342
                                                  Edward D. Zinbarg              15,395,743

----------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted     Shares Voted    Shares Voted
                                                                              For            Against         Abstain
----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                      15,282,771         237,081          505,117
----------------------------------------------------------------------------------------------------------------------
3. To convert the Fund to "master/feeder" structure.                      13,987,759       1,014,485       10,227,205
----------------------------------------------------------------------------------------------------------------------


                                     2 & 3

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                        6 Month          12 Month       Since Inception
As of November 30, 2000                              Total Return      Total Return       Total Return
=======================================================================================================
ML Latin America Fund, Inc. Class A Shares               -5.42%           +3.04%            -17.57%
-------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares               -5.93            +1.94             +44.99
-------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares               -5.93            +1.90             -22.73
-------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares               -5.59            +2.71             +55.89
=======================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 10/21/94 for Class A & Class C Shares and from 9/27/91 for Class B & Class D Shares.

Class A & Class C Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class C Shares compared to growth of an investment in the MSCI Latin America Free Index. Beginning and ending values are:

                                               10/21/94**            11/00

ML Latin America Fund, Inc.+--
Class A Shares*+++                              $ 9,475              $7,810
ML Latin America Fund, Inc.+--
Class C Shares*                                 $10,000              $7,727
MSCI Latin
America Free Index++                            $10,000              $9,512

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
 ++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. The starting date for the Index is from 10/31/94.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Average Annual Total Return

                                              % Return Without    % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/00                              +40.79%          +33.40%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                            + 8.57           + 7.40
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/00                - 0.59           - 1.49
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return            % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/00                              +39.39%            +38.39%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                            + 7.43             + 7.43
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/00                - 1.63             - 1.63
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

PERFORMANCE DATA (concluded)

Class B & Class D Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B and Class D Shares compared to growth of an investment in the MSCI Latin America Free Index. Beginning and ending values are:

                                                    9/27/91**          11/00
ML Latin America Fund, Inc.+--
Class B Shares*                                     $10,000           $14,499
ML Latin America Fund, Inc.+--
Class D Shares*+++                                  $ 9,475           $14,772
MSCI Latin
America Free Index++                                $10,000           $23,366

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
 ++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. The starting date for the Index is from 9/30/91.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                   % Return          % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/00                              +39.40%             +35.40%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                            + 7.44              + 7.44
--------------------------------------------------------------------------------
Inception (9/27/91) through 9/30/00                 + 6.08              + 6.08
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/00                            +40.43%             +33.06%
--------------------------------------------------------------------------------
Five Years Ended 9/30/00                          + 8.31              + 7.15
--------------------------------------------------------------------------------
Inception (9/27/91) through 9/30/00               + 6.92              + 6.28
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**    Assuming maximum sales charge.

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                                Shares                                                                    Percent of
COUNTRY      Industries                          Held               Long-Term Investments                       Value     Net Assets
====================================================================================================================================
Argentina    Real Estate                        51,676  +IRSA Inversiones y Representaciones SA 'B'         $    88,383         0.1%
                                                53,871  +IRSA Inversiones y Representaciones SA (GDR)**         936,011         0.5
                                                                                                            -----------        -----
                                                                                                              1,024,394         0.6
             -----------------------------------------------------------------------------------------------------------------------
             Textiles & Apparel                531,359  +Grimoldi SA 'B'                                        637,758         0.4
             -----------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Argentina             1,662,152         1.0
====================================================================================================================================
Brazil       Aerospace & Defense                27,685   Embraer--Empresa Brasileira de Aeronautica SA
                                                         (ADR)*                                                 763,068         0.4
             -----------------------------------------------------------------------------------------------------------------------
             Banking                        25,900,544   Banco Itau SA (Preferred)                            1,975,130         1.2
                                            99,875,514  +Bradespar SA (Preferred)                                49,252         0.0
                                                                                                            -----------        -----
                                                                                                              2,024,382         1.2
             -----------------------------------------------------------------------------------------------------------------------
             Beverages & Tobacco            17,676,800   Companhia de Bebidas das Americas (Preferred)        3,729,472         2.2
                                                50,670   Companhia de Bebidas das Americas (Preferred)
                                                         (ADR)*                                               1,070,404         0.6
                                                                                                            -----------        -----
                                                                                                              4,799,876         2.8
             -----------------------------------------------------------------------------------------------------------------------
             Diversified Financials          3,006,435   Itausa--Investimentos Itau SA (Preferred)            2,430,214         1.4
             -----------------------------------------------------------------------------------------------------------------------
             Diversified                    47,220,550   Tele Norte Leste Participacoes SA                      649,373         0.4
             Telecommunications                135,829   Tele Norte Leste Participacoes SA (ADR)*             2,461,901         1.4
             Services                        7,859,823   Tele Norte Leste Participacoes SA (Preferred)          143,051         0.1
                                           241,765,637  +Telecomunicacoes Brasileiras SA--Telebras                3,687         0.0
                                                                                                            -----------        -----
                                                                                                              3,258,012         1.9
             -----------------------------------------------------------------------------------------------------------------------
             Electric Utilities                 24,861   Companhia Energetica de Minas Gerais SA--CEMIG
                                                         (ADR)*                                                 318,517         0.2
                                                54,953   Companhia Energetica de Minas Gerais SA--CEMIG
                                                         (ADR)* (b)                                             704,052         0.4
                                           193,549,258   Companhia Energetica de Minas Gerais SA--CEMIG
                                                         (Preferred)                                          2,479,635         1.4
                                         1,087,714,750   Companhia Energetica do Ceara--Coelce 'A'
                                                         (Preferred)                                          2,626,662         1.5
                                               153,486   Companhia Paranaense de Energia--Copel (ADR)*        1,189,517         0.7
                                                43,090  +Espirito Santo Centrais Eletricas SA--Escelsa        2,212,333         1.3
                                                                                                            -----------        -----
                                                                                                              9,530,716         5.5
             -----------------------------------------------------------------------------------------------------------------------
             Food & Drug Retailing              80,833   Companhia Brasileira de Distribuicao Grupo
                                                         Pao de Acucar (ADR)*                                 2,723,062         1.6
             -----------------------------------------------------------------------------------------------------------------------
             Forest Products                    52,735   Aracruz Celulose SA (ADR)*                             613,044         0.4
                                           102,751,012   Votorantim Celulose e Papel SA (Preferred)           2,689,182         1.6
                                                                                                            -----------        -----
                                                                                                              3,302,226         2.0
             -----------------------------------------------------------------------------------------------------------------------
             IT Consulting Services              2,800  +Terra Networks, SA                                      39,096         0.0
             -----------------------------------------------------------------------------------------------------------------------
             Machinery & Engineering         7,633,987   Weg SA (Preferred)                                   5,006,529         2.9
             -----------------------------------------------------------------------------------------------------------------------


                                      6 & 7

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                 (in US dollars)

                                           Shares Held/                                                                   Percent of
COUNTRY       Industries                   Face Amount              Long-Term Investments                      Value      Net Assets
====================================================================================================================================
Brazil        Metals & Minng                       949   Companhia Siderurgica Nacional                     $        25         0.0%
(concluded)                            BRL   1,099,391   Companhia Vale do Rio Doce, 0% due
                                                         12/31/2049 (a)                                               0         0.0
                                                                                                            -----------        -----
                                                                                                                     25         0.0
              ----------------------------------------------------------------------------------------------------------------------
              Oil & Gas                        506,815   Petroleo Brasileiro SA (ADR)*                       13,050,486         7.6
                                                52,715   Petroleo Brasileiro SA--Petrobras                    1,366,516         0.8
                                                                                                            -----------        -----
                                                                                                             14,417,002         8.4
              ----------------------------------------------------------------------------------------------------------------------
              Specialty Retailing              250,625   Globex Utilidades SA (Preferred)                     2,637,487         1.5
              ----------------------------------------------------------------------------------------------------------------------
              Textiles & Apparel            25,580,878   Companhia de Tecidos Norte de Minas--Coteminas
                                                         (Preferred)                                          1,547,338         0.9
                                            21,491,685  +Empresa Nasional de Comercio SA                         62,825         0.0
                                                                                                            -----------        -----
                                                                                                              1,610,163         0.9
              ----------------------------------------------------------------------------------------------------------------------
              Wireless                       2,839,285  +Celular CRT Participacoes SA (Preferred)               779,468         0.5
              Telecommunications           193,342,087   Tele Celular Sul Participacoes SA                      321,418         0.2
              Services                     176,994,387   Tele Centro Oeste Celular Participacoes SA             776,544         0.5
                                               221,710   Tele Centro Oeste Celular Participacoes SA (ADR)*    1,953,819         1.1
                                           379,771,497    Tele Centro Sul Participacoes SA                    2,531,166         1.5
                                           216,330,087   Tele Leste Celular Participacoes SA                    186,966         0.1
                                                13,253   Tele Leste Celular Participacoes SA (ADR)*             371,084         0.2
                                           166,404,987   Tele Nordeste Celular Participacoes SA                 300,324         0.2
                                                20,446   Tele Nordeste Celular Participacoes SA (ADR)*          654,272         0.4
                                           216,330,087   Tele Norte Celular Participacoes SA                    186,966         0.1
                                                29,344   Tele Norte Celular Participacoes SA (ADR)*             880,320         0.5
                                           210,918,304   Telemig Celular Participacoes SA                       643,371         0.4
                                                 5,600   Telemig Celular Participacoes SA (ADR)*                287,000         0.2
                                             9,845,775  +Telemig Celular SA                                     150,164         0.1
                                               735,140   Telemig Celular SA 'C' (Preferred)                      13,828         0.0
                                            46,711,550   Telesp Celular Participacoes SA                        273,098         0.2
                                                89,519   Telesp Celular Participacoes SA (ADR)*               1,896,684         1.1
                                                                                                            -----------        -----
                                                                                                             12,206,492         7.3
              ----------------------------------------------------------------------------------------------------------------------
              Wireline                       9,114,975   Telecomunicacoes de Minas Gerais--Telemig              333,644         0.2
              Telecommunications               735,140   Telecomunicacoes de Minas Gerais--Telemig 'B'
              Services                                   (Preferred)                                             29,899         0.0
                                                                                                            -----------        -----
                                                                                                                363,543         0.2
              ----------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Brazil               65,111,893        38.0
====================================================================================================================================
Chile         Diversified                      232,248   Compania de Telecomunicaciones de Chile SA
              Telecommunications                         (ADR)*                                               3,338,565         2.0
              Services
              ----------------------------------------------------------------------------------------------------------------------
              Electric Utilities                65,961   Chilectra SA (ADR)* (b)                              1,004,197         0.6
                                             1,649,656  +Empresa Nacional de Electricidad SA (Endesa)           593,596         0.3
                                             1,399,629  +Enersis SA                                             485,469         0.3
                                                                                                            -----------        -----
                                                                                                              2,083,262         1.2
              ----------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Chile                 5,421,827         3.2
====================================================================================================================================
Colombia      Banking                          997,820   Banco de Bogota                                        916,974         0.5
                                                68,267   Banco de Bogota (Rights)                                     0         0.0
                                                79,702   Banco Ganadero SA (Preferred) (ADR)*                    99,628         0.1
                                                                                                            -----------        -----
                                                                                                              1,016,602         0.6
              ----------------------------------------------------------------------------------------------------------------------
              Beverages                        404,119   Bavaria SA                                           1,278,356         0.7
              ----------------------------------------------------------------------------------------------------------------------
              Diversified Financials           467,943  +Valores Bavaria SA                                     237,705         0.1
              ----------------------------------------------------------------------------------------------------------------------
              Multiline Retailing              477,252   Almacenes Exito SA                                     826,257         0.5
              ----------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Colombia              3,358,920         1.9
====================================================================================================================================
Mexico        Airlines                          58,160  +Grupo Aeroportuario del Sureste, SA de CV (ADR)*       836,050         0.5
                                               941,380  +Grupo Aeroportuario del Sureste, SA de CV 'B'        1,360,477         0.8
                                                                                                            -----------        -----
                                                                                                              2,196,527         1.3
              ----------------------------------------------------------------------------------------------------------------------
              Banking                           62,966   Banco Latinoamericano de Exportaciones, SA 'E'       1,719,759         1.0
                                             4,316,489  +Grupo Financiero Banamex Accival, SA de CV
                                                         (Ordinary)                                           5,935,430         3.5
                                                                                                            -----------        -----
                                                                                                              7,655,189         4.5
              ----------------------------------------------------------------------------------------------------------------------
              Beverages                        140,692   Fomento Economico Mexicano, SA de CV (ADR)*          4,809,908         2.8
                                               491,967   Panamerican Beverages, Inc. 'A'
                                                         (US Registered Shares)                               6,856,790         4.0
                                             1,129,550  +Pepsi-Gemex SA (GDR)**                               5,012,378         2.9
                                                                                                            -----------        -----
                                                                                                             16,679,076         9.7
              ----------------------------------------------------------------------------------------------------------------------
              Construction Material            152,283   Cemex, SA de CV                                        600,361         0.4
                                               239,722   Cemex, SA de CV (ADR)*                               4,629,631         2.7
                                                13,298   Cemex, SA de CV (ADR)* (Warrants) (c)                   23,272         0.0
                                                 9,000   Cemex, SA de CV (Warrants) (c)                           3,539         0.0
                                                                                                            -----------        -----
                                                                                                              5,256,803         3.1
              ----------------------------------------------------------------------------------------------------------------------
              Diversified Financials           659,463  +Grupo Carso, SA de CV 'A1'                           1,751,934         1.0
                                                56,078  +Grupo Carso, SA de CV (ADR)*                           311,670         0.2
                                                                                                            -----------        -----
                                                                                                              2,063,604         1.2
              ----------------------------------------------------------------------------------------------------------------------
              Diversified                      343,489   Telefonos de Mexico SA (ADR)*                       16,101,047         9.4
              Telecommunications
              Services
              ----------------------------------------------------------------------------------------------------------------------
              Food Products                    968,175   Grupo Industrial Bimbo, SA de CV 'A'                 1,388,913         0.8
              ----------------------------------------------------------------------------------------------------------------------
              Industrial Conglomerates         659,622   Alfa, SA 'A'                                         1,016,367         0.6
                                               156,339   Desc, SA de CV (ADR)*                                1,309,339         0.8
                                                                                                            -----------        -----
                                                                                                              2,325,706         1.4
              ----------------------------------------------------------------------------------------------------------------------


                                     8 & 9

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                               Shares                                                                    Percent of
COUNTRY          Industries                     Held                  Long-Term Investments                   Value      Net Assets
====================================================================================================================================
Mexico           Machinery & Engineering        99,851   Tubos de Acero de Mexico SA (ADR)*               $   1,352,981         0.8%
(concluded)      -------------------------------------------------------------------------------------------------------------------
                 Media                         561,843  +Corporacion Interamericana de Entretenimiento
                                                         SA 'B'                                               2,298,598         1.3
                                               121,118  +Grupo Televisa SA (GDR)**                            5,639,557         3.3
                                            15,110,400   TV Azteca, SA de CV                                  9,473,605         5.5
                                                50,922   TV Azteca, SA de CV (ADR)*                             509,220         0.3
                                                                                                           ------------       ------
                                                                                                             17,920,980        10.4
                 -------------------------------------------------------------------------------------------------------------------
                 Multiline Retailing           334,819  +Grupo Sanborns SA 'B1'                                 494,552         0.3
                                             1,495,597  +Wal-Mart de Mexico, SA de CV 'C'                     2,921,107         1.7
                                                                                                           ------------       ------
                                                                                                              3,415,659         2.0
                 -------------------------------------------------------------------------------------------------------------------
                 Non-Ferrous Metals            547,975  +Nuevo Grupo Mexico SA 'B'                            1,513,984         0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Paper & Forest Products       833,967   Kimberly-Clark de Mexico, SA de CV 'A'               2,060,436         1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Specialty Retailing         1,113,961   Controladora Comercial Mexicana, SA de CV            1,065,368         0.6
                                             4,000,086   Grupo Elektra, SA de CV                              3,953,116         2.3
                                                                                                           ------------       ------
                                                                                                              5,018,484         2.9
                 -------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Mexico               84,949,389        49.6
====================================================================================================================================
Peru             Banking                        87,676   Credicorp Limited                                      531,536         0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Beverages                   6,133,738  +Alicorp SA                                             399,728         0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining               154,545   Compania de Minas Buenaventura SA (ADR)*             1,796,586         1.1
                 -------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Peru                  2,727,850         1.6
====================================================================================================================================
Venezuela        Construction Material       1,454,270   Corporacion Venezolana de Cementos I, SACA             542,794         0.3
                                             1,027,441   Corporacion Venezolana de Cementos II, SACA            379,059         0.2
                                               682,805  +Sudamtex de Venezuela (ADR)* (b)                       213,718         0.1
                                                                                                           ------------       ------
                                                                                                              1,135,571         0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Diversified                    88,375   Compania Anonima Nacional Telefonos de
                 Telecommunications                      Venezuela (CANTV) (ADR)*                             1,408,477         0.8
                 Services
                 -------------------------------------------------------------------------------------------------------------------
                 Food Products              23,131,232   Mavesa SA                                            1,676,898         1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining                46,750   International Briquettes Holding, Inc.                  87,656         0.1
                 -------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments in Venezuela             4,308,602         2.5
                 -------------------------------------------------------------------------------------------------------------------
                                                         Total Long-Term Investments (Cost--$217,705,360)   167,540,633        97.8
====================================================================================================================================
                                     Face
                                    Amount                          Short-Term Investments
====================================================================================================================================
United States    Commercial Paper***   US$   4,219,000   General Electric Capital Corp., 6.54%
                                                         due 12/01/2000                                       4,219,000         2.5
                 -------------------------------------------------------------------------------------------------------------------
                                                         Total Short-Term Investments (Cost--$4,219,000)      4,219,000         2.5
====================================================================================================================================
                 Total Investments (Cost--$221,924,360)                                                     171,759,633       100.3
                 Liabilities in Excess of Other Assets                                                         (462,309)       (0.3)
                                                                                                           ------------       ------
                 Net Assets                                                                                $171,297,324       100.0%
                                                                                                           ============       ======
====================================================================================================================================

  +   Non-income producing security.
  *   American Depositary Receipts (ADR).
 **   Global Depositary Receipts (GDR).
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a) Received through a bonus issue from Companhia Vale do Rio Doce. As of November 30, 2000, the bonds have not commenced trading and the coupon rate has not been determined.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

      See Notes to Consolidated Financial Statements.


                                     10 & 11

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                      As of November 30, 2000
===================================================================================================================================
Assets:               Investments, at value (identified cost--$221,924,360) ........................                  $ 171,759,633
                      Cash .........................................................................                          1,835
                      Foreign cash .................................................................                        238,164
                      Receivables:
                        Dividends ..................................................................   $     590,941
                        Capital shares sold ........................................................          70,410
                        Securities sold ............................................................          16,056        677,407
                                                                                                       -------------
                      Prepaid expenses and other assets ............................................                        106,966
                                                                                                                      -------------
                      Total assets .................................................................                    172,784,005
                                                                                                                      -------------
===================================================================================================================================
Liabilities:          Payables:
                        Capital shares redeemed ....................................................         741,512
                        Investment adviser .........................................................         137,706
                        Distributor ................................................................          95,491        974,709
                                                                                                       -------------
                      Accrued expenses and other liabilities .......................................                        511,972
                                                                                                                      -------------
                      Total liabilities ............................................................                      1,486,681
                                                                                                                      -------------
===================================================================================================================================
Net Assets:           Net assets ...................................................................                  $ 171,297,324
                                                                                                                      =============
===================================================================================================================================
Net Assets            Class A Common Stock, $.10 par value, 100,000,000 shares authorized ..........                  $     232,997
Consist of:           Class B Common Stock, $.10 par value, 100,000,000 shares authorized ..........                        687,871
                      Class C Common Stock, $.10 par value, 100,000,000 shares authorized ..........                         55,194
                      Class D Common Stock, $.10 par value, 100,000,000 shares authorized ..........                        357,704
                      Paid-in capital in excess of par .............................................                    355,552,347
                      Accumulated realized capital losses on investments and
                      foreign currency transactions--net ...........................................                   (135,334,414)
                      Unrealized depreciation on investments and foreign currency
                      transactions--net ............................................................                    (50,254,375)
                                                                                                                      -------------
                      Net assets ...................................................................                  $ 171,297,324
                                                                                                                      =============
===================================================================================================================================
Net Asset             Class A--Based on net assets of $30,466,636 and 2,329,966 shares outstanding .                  $       13.08
Value:                                                                                                                =============
                      Class B--Based on net assets of $87,316,899 and 6,878,708 shares outstanding .                  $       12.69
                                                                                                                      =============
                      Class C--Based on net assets of $6,999,688 and 551,942 shares outstanding ....                  $       12.68
                                                                                                                      =============
                      Class D--Based on net assets of $46,514,101 and 3,577,039 shares outstanding .                  $       13.00
                                                                                                                      =============
===================================================================================================================================

            See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 2000
===================================================================================================================================
Investment Income:    Dividends (net of $459,648 foreign withholding tax) ..........................                  $   4,349,283
                      Interest and discount earned .................................................                        455,848
                                                                                                                      -------------
                      Total income .................................................................                      4,805,131
                                                                                                                      -------------
===================================================================================================================================
Expenses:             Investment advisory fees .....................................................   $   2,380,355
                      Account maintenance and distribution fees--Class B ...........................       1,300,154
                      Transfer agent fees--Class B .................................................         251,545
                      Foreign capital gains tax ....................................................         228,287
                      Accounting services ..........................................................         172,475
                      Account maintenance fees--Class D ............................................         147,539
                      Custodian fees ...............................................................         139,262
                      Account maintenance and distribution fees--Class C ...........................         109,573
                      Transfer agent fees--Class D .................................................          90,313
                      Professional fees ............................................................          87,751
                      Transfer agent fees--Class A .................................................          58,137
                      Printing and shareholder reports .............................................          48,563
                      Directors' fees and expenses .................................................          39,573
                      Registration fees ............................................................          38,636
                      Transfer agent fees--Class C .................................................          20,711
                      Other ........................................................................          21,892
                                                                                                       -------------
                      Total expenses ...............................................................                      5,134,766
                                                                                                                      -------------
                      Investment loss--net .........................................................                       (329,635)
                                                                                                                      -------------
===================================================================================================================================
Realized & Unreal-    Realized gain (loss) from:
ized Gain (Loss) on     Investments--net ...........................................................      34,102,741
Investments &           Foreign currency transactions--net .........................................        (255,803)    33,846,938
Foreign Currency                                                                                       -------------
Transactions--Net:    Change in unrealized depreciation on:
                        Investments--net ...........................................................     (17,438,754)
                        Foreign currency transactions--net .........................................          30,242    (17,408,512)
                                                                                                       -------------  -------------
                      Net Increase in Net Assets Resulting from Operations .........................                  $  16,108,791
                                                                                                                      =============
===================================================================================================================================

            See Notes to Consolidated Financial Statements.


                                 12 & 13

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended November 30,
                                                                                                    -------------------------------
                  Increase (Decrease) in Net Assets:                                                      2000             1999
===================================================================================================================================
Operations:       Investment income (loss)--net ...............................................     $     (329,635)   $   2,700,111
                  Realized gain (loss) on investments and foreign currency transactions--net ..         33,846,938      (22,152,034)
                  Change in unrealized appreciation/depreciation on investments
                  and foreign currency transactions--net ......................................        (17,408,512)      65,469,076
                                                                                                    --------------    -------------
                  Net increase in net assets resulting from operations ........................         16,108,791       46,017,153
                                                                                                    --------------    -------------
===================================================================================================================================
Dividends to      Investment income--net:
Shareholders:       Class A ...................................................................           (447,048)      (1,332,021)
                    Class B ...................................................................           (694,790)      (6,005,561)
                    Class C ...................................................................            (67,269)        (362,386)
                    Class D ...................................................................           (594,890)      (2,282,954)
                  In excess of investment income--net:
                    Class A ...................................................................           (110,841)              --
                    Class B ...................................................................           (172,266)              --
                    Class C ...................................................................            (16,678)              --
                    Class D ...................................................................           (147,496)              --
                                                                                                    --------------    -------------
                  Net decrease in net assets resulting from dividends to shareholders .........         (2,251,278)      (9,982,922)
                                                                                                    --------------    -------------
===================================================================================================================================
Capital Share     Net decrease in net assets derived from capital share transactions ..........        (68,794,900)     (89,007,857)
Transactions:                                                                                       --------------    -------------
===================================================================================================================================
Net Assets:       Total decrease in net assets ................................................        (54,937,387)     (52,973,626)
                  Beginning of year ...........................................................        226,234,711      279,208,337
                                                                                                    --------------    -------------
                  End of year* ................................................................     $  171,297,324    $ 226,234,711
                                                                                                    ==============    =============
===================================================================================================================================
                 *Undistributed investment income--net ........................................     $           --    $   2,133,632
                                                                                                    ==============    =============
===================================================================================================================================

            See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                                      Class A+
                   The following per share data and ratios have been derived  -----------------------------------------------------
                   from information provided in the financial statements.                  For the Year Ended November 30,
                                                                              -----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                      2000        1999      1998         1997       1996
===================================================================================================================================
Per Share          Net asset value, beginning of year ..................      $  12.89   $  10.61   $  15.10    $  12.83   $  10.50
Operating                                                                     --------   --------   --------    --------   --------
Performance:       Investment income--net ..............................           .07        .20        .38         .17        .46
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ..............           .35       2.63      (4.87)       2.54       1.87
                                                                              --------   --------   --------    --------   --------
                   Total from investment operations ....................           .42       2.83      (4.49)       2.71       2.33
                                                                              --------   --------   --------    --------   --------
                   Less dividends:
                      Investment income--net ...........................          (.18)      (.55)        --        (.44)        --
                      In excess of investment income--net ..............          (.05)        --         --          --         --
                                                                              --------   --------   --------    --------   --------
                   Total dividends .....................................          (.23)      (.55)        --        (.44)        --
                                                                              --------   --------   --------    --------   --------
                   Net asset value, end of year ........................      $  13.08   $  12.89   $  10.61    $  15.10   $  12.83
                                                                              ========   ========   ========    ========   ========
===================================================================================================================================
Total Investment   Based on net asset value per share ..................          3.04%     28.74%    (29.74%)     21.79%     22.19%
Return:*                                                                      ========   ========   ========    ========   ========
===================================================================================================================================
Ratios to          Expenses ............................................          1.48%      1.77%      1.53%       1.46%      1.48%
Average                                                                       ========   ========   ========    ========   ========
Net Assets:        Investment income--net ..............................           .48%      1.84%      2.12%       1.03%      3.74%
                                                                              ========   ========   ========    ========   ========
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ..............      $ 30,466   $ 32,023   $ 26,249    $ 77,086   $ 46,369
Data:                                                                         ========   ========   ========    ========   ========
                   Portfolio turnover ..................................         41.70%     29.91%     31.92%      84.91%     66.14%
                                                                              ========   ========   ========    ========   ========
===================================================================================================================================

            *     Total investment returns exclude the effects of sales charges.
            +     Based on average shares outstanding.

                  See Notes to Consolidated Financial Statements.


                                     14 & 15

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

                                                                                                    Class B+
                The following per share data and ratios have been derived   -------------------------------------------------------
                from information provided in the financial statements.                   For the Year Ended November 30,
                                                                            -------------------------------------------------------
                Increase (Decrease) in Net Asset Value:                        2000       1999       1998        1997        1996
===================================================================================================================================
Per Share       Net asset value, beginning of year ...............          $  12.52    $  10.20   $  14.66    $  12.46    $  10.31
Operating                                                                   --------    --------   --------    --------    --------
Performance:    Investment income (loss)--net ....................              (.07)        .10        .23          --++       .32
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net ...........               .32        2.56      (4.69)       2.50        1.83
                                                                            --------    --------   --------    --------    --------
                Total from investment operations .................               .25        2.66      (4.46)       2.50        2.15
                                                                            --------    --------   --------    --------    --------
                Less dividends:
                   Investment income--net ........................              (.06)       (.34)        --        (.30)         --
                   In excess of investment income--net ...........              (.02)         --         --          --          --
                                                                            --------    --------   --------    --------    --------
                Total dividends ..................................              (.08)       (.34)        --        (.30)         --
                                                                            --------    --------   --------    --------    --------
                Net asset value, end of year .....................          $  12.69    $  12.52   $  10.20    $  14.66    $  12.46
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Total           Based on net asset value per share ...............              1.94%      27.32%    (30.42%)     20.51%      20.85%
Investment                                                                  ========    ========   ========    ========    ========
Return:*
===================================================================================================================================
Ratios to       Expenses .........................................              2.51%       2.87%      2.57%       2.50%       2.54%
Average                                                                     ========    ========   ========    ========    ========
Net Assets:     Investment income (loss)--net ....................              (.44%)       .98%      1.76%       (.03%)      2.69%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Supplemental    Net assets, end of year (in thousands) ...........          $ 87,317    $135,883   $190,670    $527,520    $518,865
Data:                                                                       ========    ========   ========    ========    ========
                Portfolio turnover ...............................             41.70%      29.91%     31.92%      84.91%      66.14%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================

                                                                                                   Class C+
                The following per share data and ratios have been derived   -------------------------------------------------------
                from information provided in the financial statements.                  For the Year Ended November 30,
                                                                            -------------------------------------------------------
                Increase (Decrease) in Net Asset Value:                        2000       1999       1998        1997        1996
===================================================================================================================================
Per Share       Net asset value, beginning of year ...............          $  12.53    $  10.18   $  14.64    $  12.46    $  10.31
Operating                                                                   --------    --------   --------    --------    --------
Performance:    Investment income (loss)--net ....................              (.07)        .09        .23        (.02)        .32
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net ...........               .32        2.58      (4.69)       2.52        1.83
                                                                            --------    --------   --------    --------    --------
                Total from investment operations .................               .25        2.67      (4.46)       2.50        2.15
                                                                            --------    --------   --------    --------    --------
                Less dividends:
                   Investment income--net ........................              (.08)       (.32)        --        (.32)         --
                   In excess of investment income--net ...........              (.02)         --         --          --          --
                                                                            --------    --------   --------    --------    --------
                Total dividends ..................................              (.10)       (.32)        --        (.32)         --
                                                                            --------    --------   --------    --------    --------
                Net asset value, end of year .....................          $  12.68    $  12.53   $  10.18    $  14.64    $  12.46
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Total           Based on net asset value per share ...............              1.90%      27.42%    (30.46%)     20.52%      20.85%
Investment                                                                  ========    ========   ========    ========    ========
Return:*
===================================================================================================================================
Ratios to       Expenses .........................................              2.51%       2.85%      2.57%       2.50%       2.54%
Average                                                                     ========    ========   ========    ========    ========
Net Assets:     Investment income (loss)--net ....................              (.48%)       .89%      1.77%       (.11%)      2.68%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Supplemental    Net assets, end of year (in thousands) ...........          $  7,000    $ 10,638   $ 12,196    $ 37,027    $ 23,183
Data:                                                                       ========    ========   ========    ========    ========
                Portfolio turnover ...............................             41.70%      29.91%     31.92%      84.91%      66.14%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================

                                                                                                   Class D+
                The following per share data and ratios have been derived   -------------------------------------------------------
                from information provided in the financial statements.                  For the Year Ended November 30,
                                                                            -------------------------------------------------------
                Increase (Decrease) in Net Asset Value:                        2000       1999       1998        1997        1996
===================================================================================================================================
Per Share       Net asset value, beginning of year ..................       $  12.83   $  10.53    $  15.02    $  12.77    $  10.47
Operating                                                                   --------   --------    --------    --------    --------
Performance:    Investment income--net ..............................            .03        .18         .34         .11         .42
                Realized and unrealized gain (loss) on investments
                and foreign currency transactions--net ..............            .34       2.62       (4.83)       2.54        1.88
                                                                            --------   --------    --------    --------    --------
                Total from investment operations ....................            .37       2.80       (4.49)       2.65        2.30
                                                                            --------   --------    --------    --------    --------
                Less dividends:
                   Investment income--net ...........................           (.16)      (.50)         --        (.40)         --
                   In excess of investment income--net ..............           (.04)        --          --          --          --
                                                                            --------   --------    --------    --------    --------
                Total dividends .....................................           (.20)      (.50)         --        (.40)         --
                                                                            --------   --------    --------    --------    --------
                Net asset value, end of year ........................       $  13.00   $  12.83    $  10.53    $  15.02    $  12.77
                                                                            ========   ========    ========    ========    ========
====================================================================================================================================
Total           Based on net asset value per share ..................           2.71%     28.47%     (29.89%)     21.40%      21.97%
Investment                                                                  ========   ========    ========    ========    ========
Return:*
===================================================================================================================================
Ratios to       Expenses ............................................           1.73%      2.04%       1.78%       1.71%       1.74%
Average                                                                     ========   ========    ========    ========    ========
Net Assets:     Investment income--net ..............................            .20%      1.73%       2.54%        .72%       3.47%
                                                                            ========   ========    ========    ========    ========
===================================================================================================================================
Supplemental    Net assets, end of year (in thousands) ..............       $ 46,514   $ 47,691    $ 50,093    $128,433    $112,833
Data:                                                                       ========   ========    ========    ========    ========
                Portfolio turnover ..................................          41.70%     29.91%      31.92%      84.91%      66.14%
                                                                            ========   ========    ========    ========    ========
===================================================================================================================================

             *    Total investment returns exclude the effects of sales charges.
             +    Based on average shares outstanding.
            ++    Amount is less than $.01 per share.

                  See Notes to Consolidated Financial Statements.


                                     16 & 17

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of November 30, 2001.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $612,434 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $165,153 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P.


                                     18 & 19

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ................................               .25%             .75%
Class C ................................               .25%             .75%
Class D ................................               .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                         FAMD            MLPF&S
--------------------------------------------------------------------------------
Class D ................................                $2,417           $9,837
--------------------------------------------------------------------------------

For the year ended November 30, 2000, MLPF&S received contingent deferred sales charges of $167,100 and $4,411 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $16,812 and $48,582 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $52,512 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2000 were $94,750,468 and $166,851,643, respectively.

Net realized gains (losses) for the year ended November 30, 2000 and net unrealized losses as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)           Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $ 34,102,932        $(50,164,727)
Short-term investments .................               (191)                 --
Foreign currency transactions ..........           (255,803)            (89,648)
                                               ------------        ------------
Total ..................................       $ 33,846,938        $(50,254,375)
                                               ============        ============
--------------------------------------------------------------------------------

As of November 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $51,928,628, of which $24,647,367 related to appreciated securities and $76,575,995 related to depreciated securities. At November 30, 2000, the aggregate cost of investments for Federal income tax purposes was $223,688,261.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $68,794,900 and $89,007,857 for the years ended November 30, 2000 and November 30, 1999, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2000                              Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           875,569       $ 13,634,762
Shares issued to shareholders in
reinvestment of dividends ................            36,804            539,541
                                                  ----------       ------------
Total issued .............................           912,373         14,174,303
Shares redeemed ..........................        (1,067,023)       (16,417,626)
                                                  ----------       ------------
Net decrease .............................          (154,650)      $ (2,243,323)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 1999                              Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,210,003       $ 12,934,241
Shares issued to shareholders in
reinvestment of dividends ................           105,420            977,240
                                                  ----------       ------------
Total issued .............................         1,315,423         13,911,481
Shares redeemed ..........................        (1,304,078)       (13,422,919)
                                                  ----------       ------------
Net increase .............................            11,345       $    488,562
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2000                             Shares            Amount
--------------------------------------------------------------------------------

Shares sold ..............................           461,598       $  6,950,650
Shares issued to shareholders in
reinvestment of dividends ................            50,093            719,843
                                                  ----------       ------------
Total issued .............................           511,691          7,670,493
Automatic conversion of shares ...........          (989,482)       (15,013,042)
Shares redeemed ..........................        (3,495,498)       (52,183,279)
                                                  ----------       ------------
Net decrease .............................        (3,973,289)      $(59,525,828)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 1999                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,134,597       $ 12,098,486
Shares issued to shareholders in
reinvestment of dividends ................           547,877          4,985,678
                                                  ----------       ------------
Total issued .............................         1,682,474         17,084,164
Automatic conversion of shares ...........          (977,681)       (10,571,440)
Shares redeemed ..........................        (8,546,113)       (83,167,432)
                                                  ----------       ------------
Net decrease .............................        (7,841,320)      $(76,654,708)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2000                              Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................            90,271        $ 1,370,770
Shares issued to shareholders in
reinvestment of dividends ................             4,894             70,284
                                                    --------        -----------
Total issued .............................            95,165          1,441,054
Shares redeemed ..........................          (392,555)        (5,877,594)
                                                    --------        -----------
Net decrease .............................          (297,390)       $(4,436,540)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 1999                              Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           262,327        $ 2,973,939
Shares issued to shareholders in
reinvestment of dividends ................            33,177            301,912
                                                    --------        -----------
Total issued .............................           295,504          3,275,851
Shares redeemed ..........................          (643,977)        (6,282,624)
                                                    --------        -----------
Net decrease .............................          (348,473)       $(3,006,773)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended November 30, 2000                              Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           593,877       $  8,582,001
Shares issued to shareholders in
reinvestment of dividends ................            42,408            619,582
Automatic conversion of shares ...........           969,584         15,013,042
                                                  ----------       ------------
Total issued .............................         1,605,869         24,214,625
Shares redeemed ..........................        (1,747,270)       (26,803,834)
                                                  ----------       ------------
Net decrease .............................          (141,401)      $ (2,589,209)
                                                  ==========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended November 30, 1999                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           311,136       $  3,350,984
Shares issued to shareholders in
reinvestment of dividends ................           204,442          1,891,084
Automatic conversion of shares ...........           955,945         10,571,440
                                                  ----------       ------------
Total issued .............................         1,471,523         15,813,508
Shares redeemed ..........................        (2,508,144)       (25,648,446)
                                                  ----------       ------------
Net decrease .............................        (1,036,621)      $ (9,834,938)
                                                  ==========       ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for


                                    20 & 21

                       Merrill Lynch Latin America Fund, Inc., November 30, 2000

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under the facility during the year ended November 30, 2000. On December 1, 2000, this credit agreement was renewed and amended with Bank One, N.A., replacing Bank of America, N.A., as the administrative agent.

6. Capital Loss Carryforward:

At November 30, 2000, the Fund had a net capital loss carryforward of approximately $132,617,000, of which $53,474,000 expires in 2004, $52,462,000 expires in 2006 and $26,681,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2000, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and the consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2000, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2001

PORTFOLIO INFORMATION (unaudited)

As of November 30, 2000

                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets

Telefonos de Mexico SA (ADR) ....................................         9.4%
Petroleo Brasileiro SA* .........................................         8.4
TV Azteca, SA de CV* ............................................         5.8
Panamerican Beverages, Inc. 'A'
  (US Registered Shares) ........................................         4.0
Grupo Financiero Banamex Accival,
  SA de CV (Ordinary) ...........................................         3.5
Grupo Televisa SA (GDR) .........................................         3.3
Cemex, SA de CV* ................................................         3.1
Pepsi-Gemex SA (GDR) ............................................         2.9
Weg SA (Preferred) ..............................................         2.9
Fomento Economico Mexicano, SA de CV (ADR) ......................         2.8

* Includes combined holdings.

                                                                      Percent of
Ten Largest Industries (Equity Investments)                           Net Assets

Diversified Telecommunications Services ........................         14.1%
Beverages ......................................................         10.6
Media ..........................................................         10.4
Oil & Gas ......................................................          8.4
Wireless Telecommunications Services ...........................          7.3
Electric Utilities .............................................          6.7
Banking ........................................................          6.3
Specialty Retailing ............................................          4.4
Construction Material ..........................................          3.7
Machinery & Engineering ........................................          3.7

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Merrill Lynch Latin America Fund, Inc. to shareholders of record on December 17, 1999 represents income from foreign sources. Additionally, there was $.025586 per share of foreign taxes associated with this distribution.

The foreign taxes represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


                                    22 & 23

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16140--11/00

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